UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2019

Crawford United Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	000-00147	34-0288470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10514 Dupont Avenue Cleveland, Ohio	44108
(Address of Principal Executive Offices)	(Zip Code)

(216) 541-8060

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 30, 2019, Crawford United Corporation, an Ohio corporation (the “Company”), entered into a Second Amendment Agreement (the “Second Amendment”), which amends the Credit Agreement dated as of June 1, 2017, as modified and amended by that certain First Amendment Agreement, dated as of July 5, 2018, by and among the Company, certain of the Company’s subsidiaries, and JPMorgan Chase Bank, N.A. (as modified and amended, the “Credit Agreement”).

The Second Amendment to the Credit Agreement, among other things, extends the maturity date of the revolving credit facility from June 1, 2020 to June 1, 2024, and increases the maximum aggregate principal amount that the Company and its subsidiaries may borrow under the revolving credit facility from $12,000,000 to $20,000,000.

The foregoing description of the Second Amendment to the Credit Agreement is a summary and is qualified in its entirety by reference to the full text of the Second Amendment which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1

Credit Agreement, dated June 1, 2017, as amended by that certain First Amendment Agreement, dated as of July 5, 2018, among Crawford United Corporation, Crawford AE LLC, Supreme Electronics Corp., Federal Hose Manufacturing LLC, Data Genomix LLC, Waekon Corporation, CAD Enterprises, Inc., Crawford United Acquisition Company, LLC, and JPMorgan Chase Bank, N.A., as amended September 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD UNITED CORPORATION

Date: October 4, 2019	/s/ Kelly J. Marek
Name: Kelly J. Marek
Title: Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

10.1

Credit Agreement, dated June 1, 2017, as amended by that certain First Amendment Agreement, dated as of July 5, 2018, among Crawford United Corporation, Crawford AE LLC, Supreme Electronics Corp., Federal Hose Manufacturing LLC, Data Genomix LLC, Waekon Corporation, CAD Enterprises, Inc., Crawford United Acquisition Company, LLC, and JPMorgan Chase Bank, N.A., as amended September 30, 2019.

4